UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2025

Quantum Corporation
(Exact name of registrant as specified in its charter)

Delaware		001-13449	94-2665054
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(I.R.S. Employer Identification No.)

10770 E. Briarwood Avenue
Centennial,	CO		80112
(Address of Principal Executive Offices)			(Zip Code)

(408)	944-4000
Registrant's telephone number, including area code

N/A
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	QMCO	Nasdaq Global Market

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On August 13, 2025, Quantum Corporation (the “Company”) terminated the Amended and Restated Revolving Credit and Security Agreement, dated December 27, 2018 (as amended, modified, supplemented, renewed, restated or replaced from time to time prior to the date hereof, the “Revolving Credit Agreement”), by and among the Company, Quantum LTO Holdings, LLC, the other borrowers and guarantors from time to time party thereto, the lenders from time to time party thereto, and PNC Bank, National Association, as agent for such lenders. On August 14, 2025, in connection with the termination of the Revolving Credit Agreement, the Company paid in full its outstanding obligations under the Revolving Credit Agreement, including an early termination fee of $1.2 million.

Item 2.02 Results of Operations and Financial Condition.

The disclosure set forth in Item 8.01 to this Current Report on Form 8-K regarding changes to the Company’s revenue and net loss from operations for the Non-Reliance Period are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2025, the Board of Directors of the Company agreed to accept the resignation of Lewis W. Moorehead, the Company’s Chief Financial Officer and Principal Financial Officer. Mr. Moorehead’s last day of employment with the Company will be August 18, 2025. There is no indication of fraud or other intentional misconduct impacting the financial statements of the Company. The Company has initiated a search for a new Chief Financial Officer.

The Company’s Board of Directors appointed Laura A. Nash, the Company’s Chief Accounting Officer and Principal Accounting Officer, to also serve as the Company’s Principal Financial Officer, effective as of August 18, 2025.

Ms. Nash, 45, has served as Chief Accounting Officer of the Company since June 2023. Prior to her appointment as Chief Accounting Officer, Ms. Nash served as the Company’s Controller from June 2019 to June 2023. Prior to that, from September 2005 to June 2019, Ms. Nash held various positions in audit and financial accounting advisory services at Ernst & Young, an accounting firm, in both the U.S. and the U.K. Ms. Nash holds a Bachelor of Laws from University of Aberdeen and a Certificate in Accounting from University of Washington – Michael G. Foster School of Business. She is a member of the Institute of Chartered Accountants of Scotland.

There is no arrangement or understanding between Ms. Nash and any other person pursuant to which she was selected as an officer of the Company. There are no transactions between Ms. Nash and the Company that would be required to be reported under Item 404(a) of Regulation S-K. Additionally, there are no family relationships between Ms. Nash and any director or executive officer of the Company.

Item 8.01 Other Events.

The Company is finalizing the review of its previously announced restatement (the “Restatement”) with respect to its previously-issued unaudited interim condensed consolidated financial statements for the fiscal third quarter ended December 31, 2024 contained in its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2025 (the “Non-Reliance Period”), which the Company previously announced in its Current Report on Form 8-K filed with the SEC on August 8, 2025 (the “Prior Form 8-K”). Subject to the completion of such review, the Company currently expects that the Restatement will result in a decrease of approximately $3.9 million in revenue and a similar decrease in net loss from operations in the Non-Reliance Period, which is consistent with the Company’s disclosure in the Prior Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The Company advises caution in reliance on forward-looking statements. Forward-looking statements include, without limitation: statements related to the completion of the Company’s review of accounting matters and audit of the Company’s financial statements; the Company’s plans to file the Restatement, including the timing thereof; expectations with respect to how the adjustments will impact the Company’s financial statements; and the Company’s plans, objectives and intentions, that are not historical facts generally. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by the forward-looking statement, including without limitation: the final outcome of the review of accounting matters and the impact of the adjustments to the Company’s financial statements; the discovery of additional and unanticipated information during the review and audit of the Company’s financial statements, including its evaluation of effectiveness of internal control over financial reporting; the risk that additional deficiencies or material weaknesses are identified; risks related to the completion of the review and filing of the Company’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q; changes in assumptions regarding how the review will impact the Company’s financial results; the application of accounting or tax principles in an unanticipated manner; the possibility that the Nasdaq may delist the Company’s common stock; risks related to the Company’s ability to implement and maintain effective internal control over financial reporting in the future; and the impact of these factors on the Company’s performance and outlook. See also other risks that are described in “Risk Factors” in the Company’s filings with the SEC, including its Annual Report on Form 10-K filed with the SEC for the fiscal year ended March 31, 2024, and any subsequent reports filed with the SEC. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date of this filing. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Quantum Corporation
(Registrant)

August 18, 2025	/s/ Hugues Meyrath
(Date)	Hugues Meyrath
President and Chief Executive Officer